united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska   68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska   68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 6/30

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

PSI ALL ASSET FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI CALENDAR EFFECTS FUND

SEMI-ANNUAL REPORT

December 31, 2016

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

We are pleased to present the semi-annual report for the five Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended December 31, 2016.

We may finally have something to celebrate in the stock markets. Over the last 2+ years, and after being driven by global events (Grexit, Brexit, etc.), Quantitative Easing, the Feds extremely low interest rates policy, company buybacks, etc., we may again see markets being driven by fundamentals. The market’s 4th quarter in 2015 gave us a peak-a-boo into how this looks and feels (in case we forgot).

Over most of the last 100 years, companies with increasing revenues, rising profits, and strong demand for their products moved up in value consistently. Benjamin Graham, one of the smartest investors of all times, spelled out in detail why and how this happens in his book, The Intelligent Investor, first published in 1949. Since then many extremely wealthy investors, like Warren Buffet, became wealthy by following Graham’s well-defined fundamentals.

In 2015 and in 2016, good fundamentals did not seem to matter. In fact, many times when good fundamental news was announced (rising profits, higher employment, etc.), the markets fell. The same applied to bad news (up on bad news, down on good news). In other words, the market moved opposite to what would be expected from the news. This, of course, was because every investor only wanted to know how the news would influence the actions of Janet Yellen and the Fed, and the Fed ruled.

So, for most of these two years, the market was either:

a)	Getting swung around-and-about by temporary news (changing direction every 3-8 days), or

b)	Was relatively flat over long periods because nothing big seemed to be happening.

Since the 2016 election (11/07/2016), the market has risen consistently. We believe this is because large investors feel that our President-elect, Donald Trump, will get our economy moving again, with corporate taxes favorable to doing business in the US and with fair trade deals with other countries. Then many of the companies that have moved large parts of their businesses out of our country in the last 10-15 years will slowly bring some back, thus growing our economy and creating many new jobs.

All of this will be quantified in growth in the gross national product, employment statistics, companies’ profits, etc. Other things that drove the US markets in the last 2 years will take a back seat. After 10 years of either a slow growing or no growing economy, we have lots of room to grow from today’s stock prices. And remember, when a company’s stock price rises along with rising profits, the PE ratio does not skyrocket as it has in the last 2 years; hence, they will not be quickly overbought.

Moreover, quantitative models are usually much more accurate when stocks prices move as they should (such as going up on positive fundamental news and going down on negative fundamental news). When markets move like this, it is also much easier for good quantitative models to identify real market crashes (as opposed to just small corrections). Less mistakes, of course, helps to generate higher gains over time. This is important to making money in the market. However, it is also necessary that, for a quantitative model to be a good one, the model must correctly identify falling markets. Almost certainly, somewhere along the way up the market will experience one or more corrections.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created five different PSI Funds which attempt to achieve that goal: PSI All Asset Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund, and PSI Calendar Effects Fund.

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Here is a brief overview of each Fund:

All Asset Fund: FXMAX
Investment Strategy

The All Asset Fund provides long and inverse exposure to a broad range of asset classes. Holdings can include U.S. market sectors, broad based U.S. and international indices, fixed-income, and commodities.

The Fund uses a two-pronged approach in making investment decisions. First it determines whether the market is in a bullish (risk-on) mode or bearish (risk-off) mode. It does this through the use of intermediate to longer term equity market momentum indicators as well as other indicators based on factors that influence the equity markets. Once the market mode is determined, the Fund then applies shorter term indicators to the various market segments to flag those that are either overbought or oversold. It will take inverse positions in overbought segments and long positions in oversold segments. The sizing of these long/inverse positions is core to the strategy. Long positions in a risk-on environment and inverse positions in a risk-off environment are given full exposures. Long positions in a risk-off environment and inverse positions in a risk-on environment are given much lighter exposures since these would be positioned opposite to the prevailing market tendency. In addition to the dynamic exposure mechanism, there is an additional layer of risk management where it will further reduce all exposures during periods of heightened market volatility.

Up to 100% of the Fund’s assets may be committed to either long, inverse, or money market positions on any given day. The Fund does not have any constraints in the use of leveraged funds which can result in an exposure as high as plus or minus 200%. The Fund may not be suitable for conservative investors. Investors should have a three- to five-year investment time horizon, an investment objective of growth, and be willing to accept short-term volatility in the value of their investment.

The US stock market ended the year on a positive note with continued signs of economic growth and a steady labor market. Despite a few bouts of heightened volatility, the markets were quite favorable for intermediate to long-term trend following models. The All Asset Fund uses two distinct sub-strategies: trend following and mean reversion. When viewed as an independent strategy, the trend following portion had a good year when it turned bullish in early April and stayed long through the end of year capturing a good portion of the upside that continued through summer and further strengthened after the election. Below are the 2016 signals for the trend portion of the Fund where the yellow graph is the aggregate signal.

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While the Fund did have a positive year, performance was below its long-term expected average. The mean reversion portion of the strategy was the detractor from overall performance. The indicator set used did not time the pullbacks with a high degree of efficacy in 2016. The Fund trades various domestic and global assets/markets, which were subject to macro cross currents that led to diminished mean reversion. From our past observations, we believe this type of model under-performance is transient and cyclical and do expect the mean reversion strategy to revert back to normal.

With the new presidency, we expect positive effects on corporate earnings but there are important macro factors that could have an impact on stocks. The US is in the very late stages of its current credit expansionary cycle—this historically tends to be a precursor to a long-term bear market. Also, we are at a juncture where interest rates may have begun an upward trajectory accompanied by inflation—ten-year yields have risen to 2.5% from the summer low of 1.4% and US consumer prices have risen 2% from a year ago. According to Schiller’s CAPE ratio, which measures stock valuations using inflation-adjusted earnings, US stocks are in overvalued territory and extending higher.

Regardless of how the markets unfold in 2017, we believe that the All Asset Fund has the tool-set to be correctly positioned in the direction of the long-term trend with additional stability and diversification provided by the mean reversion component.

The All Asset Fund’s return was up 4.66% for the six month period ending December 31, 2016. The six month return for the HFRI Macro: Systematic Diversified Index (the benchmark used for the All Asset Fund) was -5.08% for the same period.

Total Return Fund: FXBAX
Investment Strategy

The Total Return Fund seeks to provide conservative growth using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to

3125-NLD-2/8/2017

mitigate risk by trying to capture intermediate time-frame movements in U.S. government bonds in both rising and falling markets.

What a surprising and eventful past six months. We think the election results were a surprise to most. However, the market’s reaction to the results was an even bigger shock. We saw a sudden drop in bond prices and saw stocks shoot to new highs. In fact, the US bond market had its worst performance in 12 years during November. This was reflected in the Total Return Fund. In particular, it was the quick decline of the Treasury bond that hurt the Fund the most. We moved to cash, but most of the damage occurred within just a few short days. Thankfully, December brought a small rally to bonds and we were able to end the year with a positive month. We see that momentum continuing into the New Year and allowing the Fund to start the year on a positive note.

As you probably know, high yield bonds have historically had a high correlation to equities. In that light, everyone is watching and wondering when the Dow Jones Industrial Average will hit the historic 20,000 mark. It has come so close on a number of occasions. We believe we’ll hit the number this year, but wonder how long we’ll stay above it. Many market technicians are saying stocks are over-bought. However, the market has proven that it can remain in an over-bought status for quite some time. With a new president and new administration taking over, we are bound to see change. We believe that volatility will continue as the market digests the waves of change that will likely be coming out of Washington DC. We will remain vigilant with the goal of capitalizing on market rallies and protecting against market declines.

The Total Return Fund was -1.23% for the six month period ending December 31, 2016. The six month return for the Barclays Capital US Aggregate Bond Index (the benchmark used for the Total Return Fund) was -2.53% for the same period.

Strategic Growth Fund: FXSAX
Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

The Fund produced a small positive return in the third quarter. Returns were relatively weak in the month of July, flat in August, but recovered well in September. In particular, our S&P and VIX models added a decent amount of value during the quarter, especially in September. We benefited from a number of short days when the market went down as well as a few days when we were in cash as the market sold off. Our batting average was right around 60%, which we feel is quite good and above expectations. Our market neutral models struggled a bit in the quarter, detracting from performance. The daily relationship in the returns between the S&P, Nasdaq, and Russell indices was a little unstable and our models did not handle it very well. We added an additional strategy within the Fund during the quarter. This strategy is a complement to the existing strategy and has a long proven track record. Overall, we made small gains in the third quarter. In the event the market changes direction and we experience a sell off, we think September is demonstrative that the Fund has a decent chance of making positive returns in flat or down markets.

During the fourth quarter of 2016, the Strategic Growth Fund experienced good results. The Fund experienced what we would refer to as a normal winning percentage, with about 54% of all days producing positive results. Importantly, the Fund’s market neutral pair trades fared well in

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the quarter, producing consistent results every month. We added an additional strategy to the Fund during the third quarter that helped the Fund outperform its benchmark during the quarter. Overall, the Fund’s directional trade results were more mixed in the fourth quarter. However, we note the directional trades since the end of January 2016 are up overall.

We continue to have a high level of confidence in the effectiveness of our models on an ongoing basis. While we are disappointed in the difficulties the models experienced in 2016, we do not believe this is an indication of their ability to add value. In fact, we are quite bullish on models for the 2017 year.

The Strategic Growth Fund was 3.91% for the six month period ending December 31, 2016. The six month return for the HFRI Macro: Systematic Diversified Index (the benchmark used for the Strategic Growth Fund) was -5.08% for the same period.

Tactical Growth Fund: FXTAX
Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing a client the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

When looking at stock market statistics, election year numbers are sometimes marked with an asterisk. A new administration can bring dramatic change in economic direction and thereby the stock market. This past quarter should be marked with five asterisks. While the months leading up to the election and the election results themselves are common knowledge, it is the reaction of the stock market that bears further detail.

An easy analogy to make to explain November’s market action is to think of the stock market as a boat. For you boat owners, you know that it is important to have your weight evenly distributed. That way, the boat is most stable. When the stock market has a variety of bullish and bearish opinions, it is most stable. It is only at those times when everyone is overly optimistic that you know the top is near (think 2008). Similarly, when everyone sees “blood in the water” and it looks like there is no hope for the stock market going up again that bull markets begin.

It is safe to say that leading up to election night all polls, pundits, and mainstream-media talking heads had Hillary winning the election. In our boat analogy, everyone was crowding one side of the boat. And while the boat is drivable, it is certainly not as stable as it could be. As election results came pouring in, and the results became evident, even to Hillary, market participants had to quickly reassess their portfolios in light of the new President-elect, and the business policies he would implement. Which asset classes would now benefit (or not) compared with the current administration, and the (now derailed) assumed extension of the current administration under Hillary Clinton?

Back to our boat analogy, everyone who was crowding the one side of the boat now ran over to the other side of the boat. Boat owners know that having a lot of weight shifting while you are underway can be quite dangerous. So it was for the stock market as well. Time is of the essence

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when it comes to investments so any changes to be made tend to be quite dramatic at the outset. Adding to the mix was the fact that market participants didn’t quite know any specifics of Trump’s policies. They were left to make crude immediate assumptions about which asset classes were going to benefit (like industrial companies under Trump’s “Make America Great Again” theme), or which asset classes were going to suffer (like government bonds, as interest rates would probably continue to rise). There were two common themes in the weeks following election night: prices of whatever asset class you looked at shifted quickly (either up or down), and established relationships between asset classes no longer held, at least for the short-term until more time passed and economic assumptions could be re-evaluated.

The Tactical Growth Fund was performing quite well leading up to election night. Unfortunately, in the weeks following, it suffered a setback. The Fund was performing close to the S&P 500 until the election. The typical relationships upon which the Fund is based were not evident in the market as the Dow Jones Industrial Average rose dramatically, day after day, hundreds of points, in a pure emotional reaction by market participants following the Trump victory. Government bonds, which had been in a bull market for decades, dropped dramatically. Banks and financial companies, which had languished for years, were bid up to lofty prices on the expectations of deregulation. In our post-election analysis of the Fund, the data showed that all the asset classes that performed well under our strategy over the past 10 years performed quite poorly in the 4th quarter of 2016, and vice-versa.

The good news is that time brings clarity, and the relationships of asset classes upon which the Fund is based are returning to the market. We are gaining ground again even as the Dow continues to bump its head on 20,000. While the 4th quarter could be considered an aberration, we are incorporating this data into our model to see if changes need to be made. As you know, we do not predict in our model, but simply use the data as it unfolds daily. Market panic attacks like those that we saw are few and far between, but they can portend general changes in direction. The Tactical Growth Fund stands ready to shift accordingly as needed.

The Tactical Growth Fund was -2.18% for the six month period ending December 31, 2016. The six month return for the HFRI Macro: Systematic Diversified Index (the benchmark used for the Tactical Growth Fund) was -5.08% for the same period.

Calendar Effects Fund: FXCAX
Investment Strategy

The Calendar Effects Fund seeks to identify historically recurring cycles of market gains. These periods are selected for their relationship to long-established patterns in the activity of institutional investors—what we call Institutional Pressure (IP) days. These IP days correspond with periods when institutions tend to move large sums of money into the market. Examples of IP days include 401(k) and pension investments, tax periods, seasonal fluctuations, and holidays. By investing only during IP days, the Fund attempts to increase the chances of a positive return while avoiding market volatility during the remainder of the year.

The Calendar Effects Fund takes advantage of the Calendar Effects phenomenon in the equity market. Concentrating on only those short periods of time that are historically most advantageous for potential gains, the Fund spends more than 70% of its time in the safety of cash or money market positions.

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Two thousand sixteen again showed the futility of predictions, particularly in investing and politics. Virtually no one predicted the election of President-elect Trump, and absolutely no one predicted the market’s post-election response. Investors who acted on actual data did fine, but those acting on the vast majority of predictions did poorly.

During the second half of 2016, the Fund missed the first day of the Brexit scare and remained mostly in cash during the 3rd quarter. This quantitative model went long in late October in time to catch the falling knife of investors worried about a Hillary presidency. The typical election historical patterns were thrown out the window with the Trump election, as you can see from the following chart. The Fund went to cash just as the Trump bounce occurred. Long story short, we missed the entire end-of-year rally.

The Calendar Effects Fund returned -5.35% for the six month period ending December 31, 2016. The six month return for the Dow Jones Moderately Conservative U.S. Index (the benchmark used for the Calendar Effects Fund) was 2.01% for the same period.

We continue to have confidence that over-exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski
President

Definitions

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

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HFRI Macro: Systematic Diversified Index: The HFRI Macro: Systematic Diversified Index measures systematic diversified strategies that incorporate investment processes that use mathematical, algorithmic, and technical models, with little or no influence of individuals over the portfolio positioning. These types of strategies are designed to identify opportunities in markets exhibiting trending or momentum characteristics across select instruments or asset classes. The strategies typically use quantitative processes that focus on statistically robust or technical patterns in the return series of the asset, and usually focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernible trending behavior. Systematic diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

Dow Jones U.S. Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

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PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2016
PSI All Asset Fund – Class A	4.66%	7.64%	(1.84)%	(2.48)%
PSI All Asset Fund – Class A with load	(1.31)%	1.47%	(3.01)%	(3.39)%
S&P 500 Total Return Index ***	7.82%	11.96%	14.66%	14.78%
HFRI Macro: Systematic Diversified Index ****	(5.08)%	(1.37)%	0.59%	1.67	% (1)

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.64%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of December 31, 2016:

% of Net Assets
Exchange Traded Funds	81.6%
Money Market Fund	29.1%
Other Assets less Liabilities, Net	(10.7)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2016
PSI Total Return Fund – Class A	(1.23)%	2.57%	(1.15)%	(1.09)%
PSI Total Return Fund – Class A with load	(6.94)%	(3.36)%	(2.31)%	(2.01)%
Barclays Aggregate Bond Index***	(2.53)%	2.65%	2.23%	2.84%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.83%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index..

Portfolio Composition as of December 31, 2016:

% of Net Assets
Exchange Traded Funds	32.9%
Mutual Funds	64.1%
Money Market Fund	3.0%
Other Assets less Liabilities, Net	(0.0)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2016
PSI Strategic Growth Fund – Class A	3.91%	(2.89)%	2.92%	2.04%
PSI Strategic Growth Fund – Class A with load	(2.11)%	(8.51)%	1.71%	1.10%
S&P 500 Total Return Index ***	7.82%	11.96%	14.66%	14.78%
HFRI Macro: Systematic Diversified Index ****	(5.08)%	(1.37)%	0.59%	1.67	% (1)

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.15%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of December 31, 2016:

% of Net Assets
Exchange Traded Funds	94.0%
Money Market Fund	9.8%
Other Assets less Liabilities, Net	(3.8)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2016
PSI Tactical Growth Fund – Class A	(2.18)%	0.56%	1.80%	1.00%
PSI Tactical Growth Fund – Class A with load	(7.79)%	(5.27)%	0.60%	0.06%
S&P 500 Total Return Index ***	7.82%	11.96%	14.66%	14.78%
HFRI Macro: Systematic Diversified Index ****	(5.08)%	(1.37)%	0.59%	1.67	% (1)

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 3.08%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of December 31, 2016:

% of Net Assets
Exchange Traded Funds	54.8%
Mutual Fund	14.1%
Money Market Fund	9.8%
Other Assets less Liabilities, Net	21.3%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Calendar Effects Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2016
PSI Calendar Effects Fund – Class A	(5.35)%	0.78%	N/A	(0.29)%
PSI Calendar Effects Fund – Class A with load	(10.77)%	(4.98)%	N/A	(2.13)%
S&P 500 Total Return Index ***	7.82%	1.96%	14.66%	10.28%
Dow Jones Moderately Conservative US Portfolio Index ****	2.01%	6.96%	7.34%	5.28%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2016 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.32%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

Portfolio Composition as of December 31, 2016:

% of Net Assets
Exchange Traded Funds	97.3%
Money Market Fund	2.7%
Other Assets less Liabilities, Net	(0.0)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 81.6%
	BOND FUND - 25.6%
63,687	PIMCO Enhanced Short Maturity Active ETF	$6,453,404

	SMALL CAP GROWTH - 12.2%
30,463	Direxion Daily Small Cap Bull 3X Shares *	3,081,333

	LARGE CAP GROWTH - 19.4%
64,044	ProShares Ultra S&P500	4,876,310

	SPECIALTY FUNDS - 24.4%
40,800	ProShares Short MSCI Emerging Markets *	1,018,368
115,988	SPDR S&P Retail ETF	5,111,591
		6,129,959

	TOTAL EXCHANGE TRADED FUNDS (Cost - $20,514,924)	20,541,006

	SHORT-TERM INVESTMENTS - 29.1%
	MONEY MARKET FUND - 29.1%
7,325,266	Union Bank Institutional Trust - Deposit Account IV, 0.44% **
	(Cost - $7,325,266)	7,325,266

	TOTAL INVESTMENTS - 110.7% (Cost - $27,840,190)(a)	$27,866,272
	OTHER ASSETS LESS LIABILITIES - NET - (10.7)%	(2,684,276)
	NET ASSETS - 100.0%	$25,181,996

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,006,466 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$34,325
Unrealized depreciation:	(174,519)
Net unrealized depreciation:	$(140,194)

See accompanying notes to financial statements.

PSI Total Return Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 32.9%
	BOND FUNDS - 32.9%
30,913	Guggenheim Enhanced Short Duration ETF *	$1,549,359
30,384	iShares 20+ Year Treasury Bond ETF	3,619,646
36,380	iShares iBoxx $High Yield Corporate Bond ETF	3,148,689
13,633	iShares JP Morgan USD Emerging Markets Bond ETF	1,502,629
	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,745,564)	9,820,323

	MUTUAL FUNDS - 64.1%
	BOND FUNDS - 64.1%
397,878	BlackRock High Yield Portfolio	3,039,788
133,810	Direxion Monthly High Yield Bull 1.2X Fund	3,141,861
485,833	Dreyfus High Yield Fund *	3,021,880
398,936	Lord Abbett High Yield Fund	3,007,979
377,637	Neuberger Berman High Income Bond Fund *	3,285,441
54,135	PowerShares Emerging Markets Sovereign Debt Portfolio	1,529,855
214,505	Principal High Yield I Fund	2,106,435
	TOTAL MUTUAL FUNDS (Cost - $18,973,437)	19,133,239

	SHORT-TERM INVESTMENTS - 3.0%
	MONEY MARKET FUND - 3.0%
908,429	Union Bank Institutional Trust - Deposit Account IV, 0.44% **
	(Cost - $908,429)	908,429

	TOTAL INVESTMENTS - 100.0% (Cost - $29,627,430)(a)	$29,861,991
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)%	(5,298)
	NET ASSETS - 100.0%	$29,856,693

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,685,572 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$236,289
Unrealized depreciation:	(59,870)
Net unrealized appreciation:	$176,419

See accompanying notes to financial statements.

PSI Strategic Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 94.0%
	BOND FUNDS - 34.5%
54,221	PIMCO Enhanced Short Maturity Active ETF	$5,494,214
48,129	SPDR Barclays 1-3 Month T-Bill *	2,199,495
		7,693,709
	SMALL CAP GROWTH - 19.8%
24,502	iShares Russell 2000 ETF	3,304,095
9,895	ProShares Ultra Russell2000	1,102,600
		4,406,695
	LARGE CAP GROWTH - 19.9%
20,562	Direxion Daily S&P 500 Bull 3X *	2,215,555
4,901	iShares Core S&P 500 ETF	1,102,676
12,814	ProShares Ultra QQQ	1,103,542
		4,421,773
	SPECIALTY FUNDS - 19.8%
27,895	PowerShares QQQ Trust I	3,305,000
12,105	ProShares Short VIX Short-Term Futures ETF *	1,101,313
		4,406,313

	TOTAL EXCHANGE TRADED FUNDS (Cost - $20,897,833)	20,928,490

	SHORT-TERM INVESTMENTS - 9.8%
	MONEY MARKET FUND - 9.8%
2,184,986	Union Bank Institutional Trust - Deposit Account IV, 0.44% **
	(Cost - $2,184,986)	2,184,986

	TOTAL INVESTMENTS - 103.8% (Cost - $23,082,819)(a)	$23,113,476
	OTHER ASSETS LESS LIABILITIES - NET - (3.8)%	(839,787)
	NET ASSETS - 100.0%	$22,273,689

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,128,930 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$38,431
Unrealized depreciation:	(53,885)
Net unrealized depreciation:	$(15,454)

See accompanying notes to financial statements.

PSI Tactical Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 54.8%
	LARGE CAP GROWTH - 5.0%
11,851	ProShares Ultra QQQ	$1,020,608

	SPECIALTY FUNDS - 49.8%
36,014	iShares MSCI EAFE ETF	2,079,088
58,537	iShares MSCI Emerging Markets ETF	2,049,381
26,678	iShares U.S. Real Estate ETF	2,052,605
47,072	SPDR S&P Bank ETF	2,046,220
42,111	Utilities Select Sector SPDR Fund	2,045,331
		10,272,625

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,334,479)	11,293,233

	MUTUAL FUND - 14.1%
237,932	KCM Macro Trends Fund (Cost - $2,839,183)	2,907,533

	SHORT-TERM INVESTMENTS -9.8%
	MONEY MARKET FUND - 9.8%
2,021,550	Union Bank Institutional Trust - Deposit Account IV, 0.44% *
	(Cost - $2,021,550)	2,021,550

	TOTAL INVESTMENTS - 78.7% (Cost - $16,195,212)(a)	$16,222,316
	OTHER ASSETS LESS LIABILITIES - NET - 21.3%	4,394,047
	NET ASSETS - 100.0%	$20,616,363

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,435,472 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$73,782
Unrealized depreciation:	(286,938)
Net unrealized depreciation:	$(213,156)

See accompanying notes to financial statements.

PSI Calendar Effects Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 97.3%
	BOND FUNDS - 25.3%
1,560	iShares iBoxx $Investment Grade Corporate Bond ETF	$182,801
1,690	iShares National Muni Bond ETF	182,824
17,762	PIMCO Enhanced Short Maturity Active ETF	1,799,824
7,370	SPDR Barclays Short Term Corporate Bond ETF	225,006
7,742	VanEck Vectors AMT-Free Intermediate Municipal Index ETF	179,537
2,806	Vanguard Short-Term Bond ETF	222,937
2,608	Vanguard Short-Term Intermediate Bond ETF	216,646
		3,009,575
	SMALL CAP GROWTH FUNDS - 30.6%
11,781	Direxion Daily Small Cap Bull 3X Shares *	1,191,648
9,088	iShares Russell 2000 ETF	1,225,517
10,864	ProShares Ultra Russell2000	1,210,575
		3,627,740
	MID CAP GROWTH FUNDS - 41.4%
15,225	iShares Russell Mid-Cap Value ETF	1,224,547
8,475	iShares S&P Mid-Cap 400 Value ETF	1,230,655
8,174	SPDR S&P MidCap 400 ETF Trust	2,466,340
		4,921,542

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,770,293)	11,558,857

	SHORT-TERM INVESTMENTS - 2.7%
	MONEY MARKET FUND - 2.7%
325,299	Union Bank Institutional Trust - Deposit Account IV, 0.44% **
	(Cost - $325,299)	325,299

	TOTAL INVESTMENTS - 100.0% (Cost - $12,095,592)(a)	$11,884,156
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)%	(10,312)
	NET ASSETS - 100.0%	$11,873,844

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,095,592 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(211,436)
Net unrealized depreciation:	$(211,436)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2016

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$27,840,190	$29,627,430	$23,082,819	$16,195,212	$12,095,592
At value	$27,866,272	$29,861,991	$23,113,476	$16,222,316	$11,884,156
Receivable for securities sold	29,291,683	—	26,687,409	33,148,732	—
Receivable for Fund shares sold	13,276	6,245	11,957	651	10,279
Dividends and interest receivable	11,279	72,163	8,350	426	2,595
Prepaid expenses and other assets	9,496	6,806	12,302	11,406	8,899
TOTAL ASSETS	57,192,006	29,947,205	49,833,494	49,383,531	11,905,929

LIABILITIES
Payable for securities purchased	31,937,222	—	27,493,761	28,704,546	—
Payable for Fund shares redeemed	16,189	37,084	2,705	11,942	1,209
Investment advisory fees payable	16,414	20,220	11,809	12,452	2,594
Payable to related parties	9,643	13,853	20,981	14,526	14,198
Distribution (12b-1) fees payable	5,407	6,392	4,722	4,448	2,580
Non 12b-1 shareholder servicing fees payable	9,923	8,513	13,387	3,797	1,066
Accrued expenses and other liabilities	15,212	4,450	12,440	15,457	10,438
TOTAL LIABILITIES	32,010,010	90,512	27,559,805	28,767,168	32,085
NET ASSETS	$25,181,996	$29,856,693	$22,273,689	$20,616,363	$11,873,844

Net Assets Consist Of:
Paid in capital
($0 par value, unlimited shares authorized)	$32,578,695	$36,081,668	$24,756,249	$22,272,354	$12,562,309
Accumulated undistributed net investment gain (loss)	(304,423)	325,951	(270,079)	102,824	(58,290)
Accumulated undistributed net realized loss from security transactions	(7,118,358)	(6,785,487)	(2,243,138)	(1,785,919)	(418,739)
Net unrealized appreciation (depreciation) of investments	26,082	234,561	30,657	27,104	(211,436)
NET ASSETS	$25,181,996	$29,856,693	$22,273,689	$20,616,363	$11,873,844

Net Asset Value Per Share:
Class A Shares:
Net Assets	$25,181,996	$29,856,693	$22,273,689	$20,616,363	$11,873,844
Shares of beneficial interest outstanding	3,029,137	3,519,778	2,289,087	2,293,638	1,262,418
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$8.31	$8.48	$9.73	$8.99	$9.41
Maximum offering price per share (maximum sales charges of 5.75%)	$8.82	$9.00	$10.32	$9.54	$9.98

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)

For the Six Months Ended December 31, 2016

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$92,993	$620,226	$75,049	$360,935	$67,437
Interest	8,222	7,132	7,169	4,675	4,182
TOTAL INVESTMENT INCOME	101,215	627,358	82,218	365,610	71,619
EXPENSES
Investment advisory fees	133,628	154,888	122,331	117,242	68,568
Distribution (12b-1) fees	33,407	43,024	30,583	29,310	17,142
Non 12b-1 shareholder servicing fees	24,824	28,962	22,220	19,392	1,305
Administrative services fees	22,181	22,054	22,181	21,979	10,333
Accounting services fees	12,250	13,019	12,197	12,098	12,098
Registration fees	12,512	16,560	11,960	11,592	15,640
Transfer agent fees	9,577	9,579	9,579	9,478	9,402
Trustees’ fees	10,120	7,360	6,250	6,302	7,360
Legal fees	9,568	5,042	5,042	5,042	5,042
Audit fees	5,625	184	11,520	7,544	5,336
Compliance officer fees	4,784	2,392	5,722	2,322	2,944
Printing expenses	2,190	2,611	5,520	2,539	4,341
Custodian fees	2,521	2,521	2,521	2,521	2,521
Other expenses	184	368	184	—	756
TOTAL EXPENSES	283,371	308,564	267,810	247,361	162,788
Less: Fees waived by Advisor	(29,556)	(7,511)	(35,794)	(24,790)	(32,879)
NET EXPENSES	253,815	301,053	232,016	222,571	129,909
NET INVESTMENT INCOME (LOSS)	(152,600)	326,305	(149,798)	143,039	(58,290)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	1,348,304	(763,232)	727,578	(471,180)	4,012
Net change in unrealized appreciation (depreciation) on investments	16,532	31,374	247,247	(141,223)	(710,595)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,364,836	(731,858)	974,825	(612,403)	(706,583)
NET INCREASE (DECREASE) IN NET ASSETS	$1,212,236	$(405,553)	$825,027	$(469,364)	$(764,873)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Total
	Asset Fund		Return Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2016	June 30, 2016	December 31, 2016	June 30, 2016
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(152,600)	$(398,853)	$326,305	$177,697
Net realized gain (loss) from security transactions	1,348,304	(1,105,560)	(763,232)	(422,173)
Distributions of realized gains by underlying investment companies	—	—	—	7,582
Net change in unrealized appreciation (depreciation) on investments	16,532	119,992	31,374	540,628
Net increase (decrease) in net operations	1,212,236	(1,384,421)	(405,553)	303,734

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(188,254)	(234,345)
Net decrease in net assets from distributions to shareholders	—	—	(188,254)	(234,345)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	6,739,235	47,166,880	8,191,598	35,169,686
Net asset value of shares issued in reinvestment of distributions	—	—	181,094	234,178
Redemption fee proceeds	—	1,552	—	397
Payments for shares redeemed	(9,771,033)	(29,819,454)	(10,792,700)	(18,647,679)
Net increase (decrease) in net assets from shares of beneficial interest	(3,031,798)	17,348,978	(2,420,008)	16,756,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,819,562)	15,964,557	(3,013,815)	16,825,971
NET ASSETS
Beginning of Period	27,001,558	11,037,001	32,870,508	16,044,537
End of Period *	$25,181,996	$27,001,558	$29,856,693	$32,870,508
* Includes accumulated/undistributed net investment income (loss) of:	$(304,423)	$(151,823)	$325,951	$187,900

SHARE ACTIVITY
Class A:
Shares Sold	842,243	5,934,260	935,991	4,110,520
Shares Reinvested	—	—	21,406	28,012
Shares Redeemed	(1,213,382)	(3,876,516)	(1,243,583)	(2,184,222)
Net increase (decrease) in shares of beneficial interest outstanding	(371,139)	2,057,744	(286,186)	1,954,310

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2016	June 30, 2016	December 31, 2016	June 30, 2016
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(149,798)	$(474,337)	$143,039	$(83,415)
Net realized gain (loss) from security transactions	727,578	(1,639,908)	(471,180)	(738,435)
Distributions of realized gains by underlying investment companies	—	—	—	10,961
Net change in unrealized appreciation (depreciation) on investments	247,247	(100,865)	(141,223)	(275,519)
Net increase (decrease) in net assets resulting from operations	825,027	(2,215,110)	(469,364)	(1,086,408)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(53,839)
From net realized gains	(155,912)	(348,744)	—	—
Net decrease in net assets from distributions to shareholders	(155,912)	(348,744)	—	(53,839)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,407,594	27,219,832	2,081,051	22,247,310
Net asset value of shares issued in reinvestment of distributions	155,200	348,716	—	53,699
Redemption fee proceeds	1,177	7,688	—	231
Payments for shares redeemed	(11,128,183)	(24,198,533)	(5,249,244)	(9,546,913)
Net increase (decrease) in net assets from shares of beneficial interest	(8,564,212)	3,377,703	(3,168,193)	12,754,327

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,895,097)	813,849	(3,637,557)	11,614,080

NET ASSETS
Beginning of Period	30,168,786	29,354,937	24,253,920	12,639,840
End of Period *	$22,273,689	$30,168,786	$20,616,363	$24,253,920
* Includes accumulated net investment loss of:	$(270,079)	$(120,281)	$102,824	$(40,215)

SHARE ACTIVITY
Class A:
Shares Sold	255,469	2,675,169	221,800	2,412,411
Shares Reinvested	15,967	34,289	—	5,973
Shares Redeemed	(1,181,718)	(2,390,794)	(566,745)	(1,022,454)
Net increase (decrease) in shares of beneficial interest outstanding	(910,282)	318,664	(344,945)	1,395,930

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Calendar Effects Fund

	For the	For the
	Six Months Ended	Year Ended
	December 31, 2016	June 30, 2016
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(58,290)	$(281,940)
Net realized gain from security transactions	4,012	1,624,637
Distributions of realized gains by underlying investment companies	—	897
Net change in unrealized appreciation (depreciation) on investments	(710,595)	986,687
Net increase (decrease) in net assets resulting from operations	(764,873)	2,330,281

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(499,581)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,646,021	7,901,198
Net asset value of shares issued in reinvestment	470,721	—
Redemption fee proceeds	32	1,175
Payments for shares redeemed	(7,963,856)	(13,215,650)
Net decrease in net assets from shares of beneficial interest	(5,847,082)	(5,313,277)

TOTAL DECREASE IN NET ASSETS	(7,111,536)	(2,982,996)

NET ASSETS
Beginning of Period	18,985,380	21,968,376
End of Period *	$11,873,844	$18,985,380
* Includes accumulated net investment loss of:	$(58,290)	$—

SHARE ACTIVITY
Class A:
Shares Sold	162,074	827,484
Shares Reinvested	49,394	—
Shares Redeemed	(779,166)	(1,371,136)
Net decrease in shares of beneficial interest outstanding	(567,698)	(543,652)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI All Asset Fund

	For the		For the	For the	For the	For the		For the
	Six Months		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class A Shares	December 31, 2016		June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012
	(Unaudited)
Net asset value, beginning of period	$7.94		$8.22	$8.68	$8.61	$9.01		$10.44

Activity from investment operations:
Net investment income (loss)(1)	(0.05)		(0.10)	(0.05)	(0.01)	0.01		(0.05)
Net realized and unrealized gain (loss) on investments	0.42		(0.18)	(0.41)	0.08	(0.41)		(1.26)
Total from investment operations	0.37		(0.28)	(0.46)	0.07	(0.40)		(1.31)
Paid-in-Capital from redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)

Less distributions from:
Net realized gains	—		—	—	—	—		(0.12)
Net asset value, end of period	$8.31		$7.94	$8.22	$8.68	$8.61		$9.01
Total return (3)	4.66	% (4)	(3.41)%	(5.30)%	0.81%	(4.44)%		(12.59)%
Net assets, end of period (000’s)	$25,182		$27,002	$11,037	$26,447	$39,771		$46,762
Ratio of gross expenses to average net assets (5)	2.12	% (6)	1.98%	2.30%	1.95%	1.83%		1.74%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%	1.90%	1.90%	1.84	% (7)	1.90	% (7)
Ratio of net investment income (loss) to average net assets (5)	(1.36	)% (6)	(1.36)%	(0.65)%	(0.12)%	0.12%		(0.52)%
Portfolio Turnover Rate	3661	% (4)	7886%	4583%	3987%	4659%		7681%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Total Return Fund

	For the		For the	For the	For the	For the		For the
	Six Months		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class A Shares	December 31, 2016		June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012
	(Unaudited)
Net asset value, beginning of period	$8.64		$8.66	$9.62	$9.43	$9.83		$9.88

Activity from investment operations:
Net investment income (loss)(1)	0.08		0.10	0.03	0.04	0.06		(0.02)
Net realized and unrealized gain (loss) on investments	(0.19)		0.04	(0.78)	0.24	(0.26)		0.04
Total from investment operations	(0.11)		0.14	(0.75)	0.28	(0.20)		0.02
Paid-in-Capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)

Less distributions from:
Net investment income	(0.05)		(0.16)	(0.21)	—	(0.13)		(0.07)
Net realized gains	—		—	—	(0.09)	(0.07)		—
Total distributions	(0.05)		(0.16)	(0.21)	(0.09)	(0.20)		(0.07)
Net asset value, end of period	$8.48		$8.64	$8.66	$9.62	$9.43		$9.83
Total return (3)	(1.23	)% (4)	1.69%	(7.82)%	3.04%	(2.08)%		0.21%
Net assets, end of period (000’s)	$29,857		$32,871	$16,045	$32,879	$62,309		$48,748
Ratio of gross expenses to average net assets (5)	1.79	% (6)	2.33%	1.96%	1.75%	1.69%		1.72%
Ratio of net expenses to average net assets (5)	1.75	% (6)	1.75%	1.75%	1.75%	1.66	% (7)	1.75	% (7)
Ratio of net investment income (loss) to average net assets (5)	1.90	% (6)	1.13%	0.30%	0.39%	0.59%		(0.20)%
Portfolio Turnover Rate	615	% (4)	1711%	1944%	2108%	1612%		1446%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Strategic Growth Fund

	For the		For the	For the	For the	For the	For the
	Six Months		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2016		June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012
	(Unaudited)
Net asset value, beginning of period	$9.43		$10.19	$10.71	$10.15	$9.77	$11.02

Activity from investment operations:
Net investment income (loss) (1)	(0.06)		(0.15)	(0.11)	(0.09)	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.43		(0.50)	(0.28)	0.74	0.64	(0.53)
Total from investment operations	0.37		(0.65)	(0.39)	0.65	0.66	(0.51)
Paid-in-Capital from redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Less distributions from:
Net investment income	—		—	—	(0.01)	(0.19)	(0.06)
Net realized gains	(0.07)		(0.11)	(0.13)	(0.08)	(0.09)	(0.68)
Total distributions	(0.07)		(0.11)	(0.13)	(0.09)	(0.28)	(0.74)
Net asset value, end of period	$9.73		$9.43	$10.19	$10.71	$10.15	$9.77
Total return (3)	3.91	% (4)	(6.45)%	(3.68)%	6.53%	6.86%	(4.13)%
Net assets, end of period (000’s)	$22,274		$30,169	$29,355	$19,481	$14,063	$17,132
Ratio of gross expenses to average net assets (5)	2.19	% (6)	1.98%	2.08%	2.45%	2.32%	2.12%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (5)	(1.23	)% (6)	(1.49)%	(0.93)%	(0.92)%	0.20%	0.17%
Portfolio Turnover Rate	2928	% (4)	5232%	3517%	4725%	2634%	1277%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Tactical Growth Fund

	For the		For the	For the	For the	For the	For the
	Six Months		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2016		June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012
	(Unaudited)
Net asset value, beginning of period	$9.19		$10.17	$10.67	$10.47	$9.74	$10.85

Activity from investment operations:
Net investment income (loss) (1)	0.06		(0.05)	0.00 (2)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.26)		(0.88)	(0.09)	1.02	0.93	(0.72)
Total from investment operations	(0.20)		(0.94)	(0.09)	0.94	0.84	(0.81)
Paid-in-Capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Less distributions from:
Net investment income	—		(0.04)	(0.02)	—	—	—
Net realized gains	—		—	(0.39)	(0.74)	(0.11)	(0.30)
Total distributions	—		(0.04)	(0.41)	(0.74)	(0.11)	(0.30)
Net asset value, end of period	$8.99		$9.19	$10.17	$10.67	$10.47	$9.74
Total return (3)	(2.18	)% (4)	(9.20)%	(0.81)%	9.11%	8.68%	(7.36)%
Net assets, end of period (000’s)	$20,616		$24,254	$12,640	$21,890	$20,032	$21,235
Ratio of gross expenses to average net assets (5)	2.11	% (6)	2.48%	2.42%	2.08%	2.13%	2.03%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (5)	1.22	% (6)	(0.57)%	(0.04)%	(0.79)%	(0.84)%	(0.87)%
Portfolio Turnover Rate	3278	% (4)	5609%	5473%	1927%	2105%	1634%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Calendar Effects Fund

	For the		For the	For the		For the
	Six Months		Year Ended	Year Ended		Period Ended
Class A Shares	December 31, 2016		June 30, 2016	June 30, 2015		June 30, 2014 (1)
	(Unaudited)
Net asset value, beginning of period	$10.37		$9.25	$10.14		$10.00

Activity from investment operations:
Net investment loss (2)	(0.04)		(0.14)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.51)		1.26	(0.70)		0.20
Total from investment operations	(0.55)		1.12	(0.79)		0.14
Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	0.00	(3)	0.00	(3)

Less distributions from:
Net realized gains	(0.41)		—	(0.10)		—
Net asset value, end of period	$9.41		$10.37	$9.25		$10.14
Total return (4)	(5.35	)% (5)	12.11%	(7.91)%		1.40	% (5)
Net assets, end of period (000’s)	$11,874		$18,985	$21,968		$38,120
Ratio of gross expenses to average net assets (7)	2.38	% (6)	2.00%	1.61%		2.11	% (6)
Ratio of net expenses to average net assets (7)	1.90	% (6)	1.90%	1.76	% (8)	1.90	% (6)
Ratio of net investment loss to average net assets (7)	(0.85	)% (6)	(1.47)%	(0.93)%		(0.89	)% (6)
Portfolio Turnover Rate	757	% (5)	1762%	1455%		1038	% (5)

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimursed fees from prior periods.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2016

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Total Return Fund (“TRF “), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Calendar Effects Fund (“CEF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TRF and CEF are non-diversified. The AAF, SGF and TGF are diversified funds (effective 5/1/16, the Strategic Growth is a de-facto diversified fund). AAF seeks positive absolute returns with less volatility than the S&P 500 Index. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. CEF primarily seeks to reduce equity market exposure while seeking moderate capital appreciation regardless of the direction of the securities markets in general.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2016

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investments companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,541,006	$—	$—	$20,541,006
Short-Term Investments	7,325,266	—	—	7,325,266
Total	$27,866,272	$—	$—	$27,866,272

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,820,323	$—	$—	$9,820,323
Mutual Funds	19,133,239	—	—	19,133,239
Short-Term Investments	908,429	—	—	908,429
Total	$29,861,991	$—	$—	$29,861,991

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,928,490	$—	$—	$20,928,490
Short-Term Investments	2,184,986	—	—	2,184,986
Total	$23,113,476	$—	$—	$23,113,476

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,293,233	$—	$—	$11,293,233
Mutual Fund	2,907,533	—	—	2,907,533
Short-Term Investments	2,021,550	—	—	2,021,550
Total	$16,222,316	$—	$—	$16,222,316

PSI Calendar Effects Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,558,857	$—	$—	$11,558,857
Short-Term Investments	325,299	—	—	325,299
Total	$11,884,156	$—	$—	$11,884,156

The Funds did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2013 through 2015, or expected to be taken in the Funds’ June 30, 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI All Asset Fund	$818,891,925	$819,741,039
PSI Total Return Fund	184,272,943	181,862,259
PSI Strategic Growth Fund	631,188,903	637,222,896
PSI Tactical Growth Fund	667,488,842	674,436,769
PSI Calendar Effects Fund	96,164,326	102,326,799

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF, TGF and CEF and 0.90% of TRF’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

During the six months ended December 31, 2016, the Advisory fees accrued for the Funds were as follows:

Portfolio	Waiver
PSI All Asset Fund	$133,628
PSI Total Return Fund	154,888
PSI Strategic Growth Fund	122,331
PSI Tactical Growth Fund	117,242
PSI Calendar Effects Fund	68,568

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2017 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Adviser), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF, TGF and CEF; and 1.75% per annum for the TRF.

During the six months ended December 31, 2016, the Advisor waived fees for the Funds as follows:

Portfolio	Waiver
PSI All Asset Fund	$29,556
PSI Total Return Fund	7,511
PSI Strategic Growth Fund	35,794
PSI Tactical Growth Fund	24,790
PSI Calendar Effects Fund	32,879

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2016 will expire on June 30 of the following years:

Fund	June 30, 2017	June 30, 2018	June 30, 2019
PSI All Asset Fund	$15,625	$74,900	$20,920
PSI Total Return Fund	—	51,275	89,800
PSI Strategic Growth Fund	70,799	46,838	24,295
PSI Tactical Growth Fund	37,278	90,658	84,410
PSI Calendar Effects Fund	—	—	22,077

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provide that a monthly service fee is calculated by AAF, SGF, TGF, TRF and CEF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended December 31, 2016, AAF, TRF, SGF, TGF and CEF were charged $33,407, $43,024, $30,583, $29,310 and $17,142, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended December 31, 2016, the Distributor received AAF, TRF, SGF, TGF and CEF did not incur any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”),

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the six months ended December 31, 2016, AAF, TRF, SGF, TGF and CEF assessed redemption fees of $0, $0, $1,177, $0 and $32, respectively.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The PSI All Asset Fund currently seeks to achieve their investment objective by investing a portion of its assets in PIMCO Enhanced Short Maturity Active ETF (”PIMCO”) and Union Bank Institutional Trust – Deposit Account, (“Union Bank”), a registered open-end fund incorporated in the USA. The fund may redeem their investment from the PIMCO and Union Bank at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of PIMCO and Union Bank. The Annual report of PIMCO and Union Bank, along with the report of the independent registered accounting firm is included in the Portfolio’s N-CSR filing dated October 31, 2016 available at www.sec.gov. As of December 31, 2016, the percentage of PSI All Asset Fund net assets invested in the PIMCO and Union Bank was 25.7% and 29.1%, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of December 31, 2016, Trust Company of America held 52.70%, 50.58%, 66.36% and 71.48% in AAF, TRF, TGF and CEF respectively, while Ameritrade Inc. held 27.22% in TRF, and Matrix Trust Company held 57.77% in SGF, of the voting securities. The Trust has no knowledge as to whether all or any portion of shares owned of record by the Trust Company of America, Ameritrade and Matrix Trust Company are also owned beneficially and, therefore, may be deemed to control the Funds.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2016 was as follows:

	Ordinary
	Income	Total
PSI Total Return Fund	$234,345	$234,345
PSI Strategic Growth Fund	348,744	348,744
PSI Tactical Growth Fund	53,839	53,839

The tax character of Fund distributions for the year ended June 30, 2015 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Total Return Fund	$567,753	$—	$567,753
PSI Strategic Growth Fund	105,818	224,147	329,965
PSI Tactical Growth Fund	452,301	249,952	702,253
PSI Calendar Effects Fund	305,050	1,561	306,611

As of June 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI All Asset Fund	$—	$—	$(151,823)	$(8,300,386)	$(156,726)	$(8,608,935)
PSI Total Return Fund	187,900	—	(154,933)	(5,809,180)	145,045	(5,631,168)
PSI Strategic Growth Fund	—	—	(2,888,974)	—	(262,701)	(3,151,675)
PSI Tactical Growth Fund	—	—	(40,215)	(1,074,479)	(71,933)	(1,186,627)
PSI Calendar Effects Fund	76,830	—	—	—	499,159	575,989

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
PSI All Asset Fund	$151,823
PSI Strategic Growth Fund	120,281
PSI Tactical Growth Fund	40,215

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Losses
PSI Total Return Fund	$154,933
PSI Strategic Growth Fund	2,768,693

At June 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carryforwards utilized in the current year as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI All Asset Fund	$8,113,545	$186,841	$8,300,386	$—
PSI Total Return Fund	4,574,117	1,235,063	5,809,180	—
PSI Strategic Growth Fund	—	—	—	297,949
PSI Tactical Growth Fund	810,952	263,527	1,074,479	—
PSI Calendar Effects Fund	—	—	—	349,782

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, adjustments for partnerships, grantor trusts, and exchange traded notes resulted in reclassification for the year ended June 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (loss)	Gains (Loss)
PSI All Asset Fund	$(280,000)	$280,000	$—
PSI Total Return Fund	—	177,525	(177,525)
PSI Strategic Growth Fund	—	490,597	(490,597)
PSI Tactical Growth Fund	(37,783)	249,229	(211,446)
PSI Calendar Effects Fund	—	444,916	(444,916)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2016

9.	NEW ACCOUNTING PRONOUCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

EXPENSE EXAMPLES (Unaudited)

December 31, 2016

As a shareholder of the PSI All Asset Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Calendar Effects Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/16	12/31/16	7/1/16 – 12/31/16	7/1/16 – 12/31/16
PSI All Asset Fund	$1,000.00	$1,046.60	$9.80	1.90%
PSI Total Return Fund	$1,000.00	$ 987.70	$8.77	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,039.10	$9.77	1.90%
PSI Tactical Growth Fund	$1,000.00	$ 978.20	$9.47	1.90%
PSI Calendar Effects Fund	$1,000.00	$ 946.50	$9.32	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/16	12/31/16	7/1/16 – 12/31/16	7/1/16 – 12/31/16
PSI All Asset Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Total Return Fund	$1,000.00	$1,016.38	$8.89	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,015.63	$9.65	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2016

PSI All Asset, PSI Total, PSI Strategic, PSI Tactical and PSI Calendar – Adviser: Portfolio Strategies, Inc.

In connection with the regular meeting held on March 23 & 24, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. and the Trust, with respect to PSI All Asset Fund (“PSI All Asset”), PSI Total Return Fund (“PSI Total”), PSI Strategic Growth Fund (“PSI Strategic”), PSI Tactical Growth Fund (“PSI Tactical”), and PSI Calendar Effects Fund (“PSI Calendar”) (each individually a “Fund” and collectively the “PSI Funds”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1982 and has assets under management of approximately $295 million. They also noted that the adviser offered an array of services, including managed account programs, annuities, pension plans and retirement accounts for a variety of clients. They considered the backgrounds of the key investment personnel and noted that the team had considerable experience with money management, research, marketing and compliance. The Trustees noted a recent personnel change at the adviser. They considered the adviser’s investment process for the PSI Funds, noting that it uses data analysis from several research firms, including technical trends, to determine appropriate investment style and positions for the PSI Funds. They also considered the adviser’s risk management process, noting that the adviser employs a blend of active and tactical allocation, inverse bond positions, mean reversion, and trend and quantitative analysis, and they reasoned that the adviser demonstrated it has implemented a risk management program focused on minimizing volatility and preserving capital. They noted the adviser monitors compliance with the PSI Funds’ investment limitations by reviewing internal position reports alongside administrator and custodian bank reports. They considered the adviser’s broker selection process, noting that the adviser maintains an approved broker list created through a quantitative analysis of historical executions, commissions and broker service. They noted the adviser has a brokerage committee tasked with periodically reviewing the list and the data supporting it. The Trustees considered that the adviser has a veteran investment team with the ability to manage active or tactical investment products focused on low volatility and capital preservation. The Trustees concluded that the adviser, given a full market cycle, has shown the potential to provide quality service to the PSI Funds and their shareholders.

Performance.

PSI All Asset. The Trustees considered the Fund’s objective, and they discussed the Fund’s strategy, noting that the adviser uses market momentum indicators to determine if the overall market is bullish or bearish. They considered the Fund’s 1 star Morningstar rating over the 1-, 3- and 5-year periods, as well as its generally unfavorable Morningstar category ranking and modern portfolio theory statistics. They also considered that the Fund had underperformed its benchmark, Morningstar category, adviser-selected Morningstar category and peer group over all time periods presented. They noted, however, that in late 2015, the adviser begun to manage the Fund pursuant to a new strategy and considered the adviser’s representations regarding the strategy’s historical success. They further noted that since the implementation of the new strategy, the Fund exhibited slightly improved performance. They expressed their appreciation for the adviser’s willingness to modify its approach to the Fund and concluded that a longer time period was required to better assess the Fund’s performance under the new strategy.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

PSI Total. The Trustees considered the Fund’s objective, and they discussed the Fund’s current strategy. They considered the Fund’s 1 star Morningstar rating over the 3- and 5-year periods, as well as its unfavorable Morningstar category ranking and modern portfolio theory statistics. They also considered that the Fund had underperformed its benchmark, Morningstar category, adviser-selected Morningstar category and peer group over all time periods presented. They also considered, however, that the adviser anticipated implementing a new high yield strategy, and they considered the supplemental performance data of the new strategy provided by the adviser. They noted that the new strategy showed outperformance of all comparison groups over all time periods presented. After reviewing the supplemental performance data, they concluded that the new strategy had the potential to substantially improve performance and provide a benefit to shareholders.

PSI Strategic. The Trustees evaluated the performance of PSI Strategic. They considered the Fund’s objective and strategy. They noted that the Fund had obtained a 3 star Morningstar rating over the 3-year period. They noted that the Fund had shown significantly improved performance relative to the Morningstar category, having outperformed its Morningstar category over the 1- and 2-year periods. They also noted that the Fund outperformed its adviser-selected Morningstar category and peer group over the 1- and 2-year periods, while experiencing underperformance relative to those comparison groups over the 3- and 5-year periods. They considered that the Fund also underperformed its benchmark over all time periods presented. After further discussion and consideration of the Fund’s improvements in performance, they concluded that the Fund’s performance was not unreasonable.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical, noting its objective and strategy, as well as its 2 star Morningstar rating over the 3- and 5-year periods. They observed the Fund’s generally unfavorable Morningstar percentile ranking and modern portfolio theory statistics. They also observed that the Fund had underperformed its benchmark, Morningstar category, adviser-selected Morningstar category and peer group over all time periods presented. They discussed that, effective April 2016, the adviser planned to change its model from one focused on multiple signals to one focused on a single signal in an effort to improve performance. The Trustees concluded that the adviser should be afforded the opportunity to implement the revised strategy.

PSI Calendar. The Trustees reviewed the Fund’s performance, considered the Fund’s objective, and discussed the nature of the Fund’s calendar theory strategy. They discussed the Fund’s generally unfavorable Morningstar percentile ranking, but also noted that the Fund’s modern portfolio theory statistics showed that the Fund was achieving better return for the downside risk taken. They noted that over the 1- and 2-year periods, the Fund underperformed its benchmark, slightly underperformed its Morningstar category, and outperformed both its adviser-selected Morningstar category and peer group. After further discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

Fees and Expenses.

PSI All Asset. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% is lower than the peer group average, lower than the adviser-selected Morningstar category average, and equal to the Morningstar category average. The Trustees further noted that the Fund’s expense ratio was higher than the averages of all three comparison groups, well within the ranges of the Morningstar category and adviser-selected Morningstar category, and slightly higher than the highest in the peer group. They considered the tactical nature of the strategy, and they also noted that the adviser has an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Total. The Trustees noted the Fund’s advisory fee of 0.90% was higher than the averages of the peer group, Morningstar category and adviser-selected Morningstar category. They also noted that the Fund’s advisory fee was in the ranges of all three comparison groups, tying with the highest in the Morningstar category. They noted the adviser employs an active, tactical strategy. The Trustees further noted that the Fund’s expense ratio is higher than the averages of the peer group, Morningstar category and adviser-selected Morningstar category, but within the ranges of all three comparison groups. The Trustees

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

considered the fact that the adviser had put an expense cap in place. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% was lower than the averages of the peer group and adviser-selected Morningstar category. They further noted that the advisory fee was higher than the average of the Morningstar category, but well within its range. They noted the adviser employs an active, tactical strategy with respect to the Fund. The Trustees further noted that the Fund’s expense ratio was higher than the averages of all three comparison groups, well within the ranges of the Morningstar category and adviser-selected Morningstar category, and slightly higher than the highest in the peer group. After discussion, and noting the adviser had put an expense cap in place, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Trustees evaluated the advisory fee of PSI Tactical, noting that the advisory fee of 1.00% was higher than the averages of the peer group, adviser-selected Morningstar category and the Morningstar category, but well within the ranges of all three comparison groups. They considered that the Fund employs a tactical discipline as part of its strategy. The Trustees noted that the Fund’s expense ratio was higher than the averages of the peer group, adviser-selected Morningstar category and the Morningstar category, but well within the ranges of all three comparison groups. The Trustees concluded, after discussion and in consideration of the expense cap in place, that the Fund’s advisory fee was not unreasonable.

PSI Calendar. The Trustees noted the Fund’s advisory fee of 1.00% was marginally higher than the peer group average, lower than the Morningstar category average, and higher than the adviser-selected Morningstar category average. They also noted that the Fund’s advisory fee was well within the ranges of all three comparison groups and that the adviser employed a tactical discipline with respect to the Fund. The Trustees noted that the Fund’s expense ratio was higher than the averages of the peer group, adviser-selected Morningstar category and the Morningstar category, but well within the ranges of all three comparison groups. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would be reached with respect to the management of each Fund. They noted that the adviser had indicated its willingness to discuss the matter of considering breakpoints with the Trustees as each Fund grows, and anticipates realizing economies of scale once each Fund reaches significantly greater assets. The Trustees further noted that based on projected assets of each Fund as reported by the adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for each of the Funds. They noted that the adviser reported that it realized a loss with respect to PSI Tactical, a slight profit with respect to PSI All Asset and PSI Total, and reasonable profits with respect to PSI Strategic and PSI Calendar. Based on the information presented, the Trustees concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
1724 W Union Avenue, Suite 200
Tacoma, WA 98405

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/28/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/28/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 2/28/17